EX-32
  SECTION 1350 CERTIFICATION OF JERRY DIX AND DON BOUDEWYN

                   SECTION 1350 CERTIFICATION

     In connection with the annual report of 5G Wireless Communications, Inc. ("Company") on Form 10-QSB for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 19, 2006                    /s/ Jerry Dix
                                       Jerry Dix,
                                       Chief Executive Officer


Dated: May 19, 2006                    /s/  Don Boudewyn
                                       Don Boudewyn,
                                       Executive Vice President,
                                       Secretary, Treasurer
                                       (principal financial officer)